                                                                    EXHIBIT 11.1

                      AMERICA WEST AIRLINES, INC., D.I.P.
               COMPUTATION OF NET INCOME (LOSS) PER COMMON SHARE
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                                                     YEARS ENDED DECEMBER 31,
                                     ----------------------------------------------------------------------------------------
                                                                                                              1993
                                                                                                    -------------------------
                                                                                                                      PRO
                                        1989           1990            1991            1992         HISTORICAL       FORMA
                                     -----------    -----------     -----------     -----------     -----------   -----------
PRIMARY EARNINGS PER SHARE
 Computation for Statements of
   Operation:
   Income (loss) before
     extraordinary item............. $    12,803    $   (76,695)    $  (222,016)    $  (131,761)    $    37,165   $    19,925
   Adjustment for interest on debt
     reduction......................       1,414             --              --              --           4,210            --
   Preferred stock dividend
     requirement....................      (1,673)        (1,673)         (1,673)         (1,672)             --            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
   Income (loss) applicable to
     common stock before
     extraordinary item.............      12,544        (78,368)       (223,689)       (133,433)         41,375        19,925
   Extraordinary item, tax
     benefit........................         795             --              --              --              --            --
   Extraordinary item, net..........       7,215          2,024              --              --              --            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
   Income (loss) applicable to
     common stock................... $    20,554    $   (76,344)    $  (223,689)    $  (133,433)    $    41,375   $    19,925
                                     ============   ============    ============    ============    ============  ============
   Weighted average number of common
     shares outstanding.............  16,761,622     18,395,970      21,533,992      23,914,298      24,480,487    45,000,000
   Assumed exercise of stock options
     and warrants(a)................   3,864,273             --              --              --       3,044,504           (d)
                                     -----------    -----------     -----------     -----------     -----------   -----------
   Weighted average number of common
     shares outstanding as
     adjusted.......................  20,625,895     18,395,970      21,533,992      23,914,298      27,524,991    45,000,000
                                     ============   ============    ============    ============    ============  ============
 Primary earnings per common share:
   Income (loss) before
     extraordinary item............. $      0.61    $     (4.26)    $    (10.39)    $     (5.58)    $      1.50   $      0.44
   Extraordinary item...............        0.39           0.11              --              --              --            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
   Net income (loss)................ $      1.00    $     (4.15)    $    (10.39)    $     (5.58)    $      1.50   $      0.44
                                     ============   ============    ============    ============    ============  ============
   Income (loss) before
     extraordinary item.............                $   (76,695)    $  (222,016)    $  (131,761)
   Preferred stock dividend
     requirement....................                     (1,673)         (1,673)         (1,672)
   Interest adj net of taxes........                      2,818           4,408           4,964
                                                    -----------     -----------     -----------
   Income (loss) applicable to
     common stock before
     extraordinary item.............                    (75,550)       (219,281)       (128,469)
   Extraordinary item, tax
     benefit........................                      1,490           2,448           2,756
   Extraordinary item, net..........                      2,024              --              --
                                                    -----------     -----------     -----------
   Income (loss) applicable to
     common stock...................                $   (72,036)       (216,833)    $  (125,713)
                                                    ============    ============    ============
 Weighted average number of common
   shares outstanding...............                 18,395,970      21,533,992      23,914,298
 Assumes exercise of stock options
   and warrants.....................                  4,922,120       6,704,746       7,383,922
                                                    -----------     -----------     -----------
 Weighted average number of common
   shares as adjusted...............                 23,318,090      28,238,738      31,298,220
                                                    ============    ============    ============
 Primary earnings per common share:
   Income (loss) before
     extraordinary item.............                $     (3.24)    $     (7.77)    $     (4.10)
   Extraordinary item...............                       0.15            0.09            0.09
                                                    -----------     -----------     -----------
 Net income (loss)(c)...............                $     (3.09)    $     (7.68)    $     (4.01)
                                                    ============    ============    ============











                                            THREE MONTHS ENDED MARCH 31,
                                      ----------------------------------------
                                                               1994
                                                     -------------------------
                                                                       PRO
                                         1993        HISTORICAL       FORMA
                                      -----------    -----------   -----------
                                     <
PRIMARY EARNINGS PER SHARE
 Computation for Statements of
   Operation:
   Income (loss) before
     extraordinary item.............  $     2,134    $    15,175   $     9,984



   Adjustment for interest on debt
     reduction......................           --          1,172            --
   Preferred stock dividend
     requirement....................           --             --            --
                                      -----------    -----------   -----------

   Income (loss) applicable to
     common stock before
     extraordinary item.............        2,134         16,347         9,984
   Extraordinary item, tax
     benefit........................           --             --            --
   Extraordinary item, net..........           --             --            --
                                      -----------    -----------   -----------
   Income (loss) applicable to
     common stock...................  $     2,134    $    16,347   $     9,984
                                      ============   ============  ============
   Weighted average number of common
     shares outstanding.............   24,020,266     25,291,260    45,000,000
   Assumed exercise of stock options
     and warrants(a)................           --      3,861,469           (d)
                                      -----------    -----------   -----------
   Weighted average number of common
     shares outstanding as
     adjusted.......................   24,020,266     29,152,729    45,000,000
                                      ============   ============  ============
 Primary earnings per common share:
   Income (loss) before
     extraordinary item.............  $      0.09    $      0.56   $      0.22
   Extraordinary item...............           --             --            --
                                      -----------    -----------   -----------
   Net income (loss)................  $      0.09    $      0.56   $      0.22
                                      ============   ============  ============

                      AMERICA WEST AIRLINES, INC., D.I.P.
        COMPUTATION OF NET INCOME (LOSS) PER COMMON SHARE -- (CONTINUED)
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                                                     YEARS ENDED DECEMBER 31,
                                     ----------------------------------------------------------------------------------------
                                                                                                              1993
                                                                                                    -------------------------
                                                                                                                      PRO
                                        1989           1990            1991            1992         HISTORICAL       FORMA
                                     -----------    -----------     -----------     -----------     -----------   -----------
FULLY DILUTED EARNINGS PER SHARE
Computation for Statements of
 Operations:
 Income (loss) before extraordinary
   items............................ $    12,803    $   (76,695)    $  (222,016)    $  (131,761)    $    37,165   $    19,925
 Adjustment for interest on debt
   reduction........................       1,219             --              --              --           5,812            --
 Preferred stock dividend
   requirement......................      (1,673)        (1,673)         (1,673)         (1,672)             --            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
 Income (loss) applicable to common
   stock before extraordinary
   items............................ $    12,349    $   (78,368)    $  (223,689)    $  (133,433)    $    42,977   $    19,925
 Extraordinary items, tax benefit...       7,902          2,024              --              --              --            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
 Net income (loss).................. $    20,251    $   (76,344)    $  (223,689)    $  (133,433)    $    42,977   $    19,925
                                     ===========    ===========     ===========     ===========     ===========   ===========
 Weighted average number of common
   shares outstanding...............  16,761,622     18,395,970      21,533,992      23,914,298      24,480,487    45,000,000
 Assumed exercise of stock options
   and warrants(a)..................   3,864,273             --              --              --       4,240,761           (d)
                                     -----------    -----------     -----------     -----------     -----------   -----------
 Weighted average number of common
   shares outstanding as adjusted...  20,625,895     18,395,970      21,533,992      23,914,298      28,721,248    45,000,000
                                     ===========    ===========     ===========     ===========     ===========   ===========
Fully diluted income (loss) per
 common share:
 Income (loss) before extraordinary
   items............................ $      0.60    $     (4.26)    $    (10.39)    $     (5.58)    $      1.50   $      0.44
 Extraordinary items................        0.38           0.11              --              --              --            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
 Net income (loss).................. $      0.98(b) $     (4.15)    $    (10.39)    $     (5.58)    $      1.50   $      0.44
                                     ===========    ===========     ===========     ===========     ===========   ===========
Additional Fully Diluted
 Computation:
Additional adjustment to net income
 (loss) as adjusted per fully
 diluted computation above
 Income (loss) before extraordinary
   items as adjusted per fully
   diluted computation above........ $    12,803    $   (76,695)    $  (222,016)    $  (131,761)    $    37,165   $    19,925
 Add -- Interest on 7.75%
   subordinated debentures, net of
   taxes............................       1,853          1,829             869              --              --            --
 Add -- Interest on 7.5%
   subordinated debentures, net of
   taxes............................       1,735          1,712             806              --              --            --
 Add -- Interest on 11.5%
   subordinated debentures, net of
   taxes............................       6,948          7,629           3,506              --              --            --
 Add interest on debt reduction, net
   of taxes.........................       1,219          2,777           4,352           4,964           5,812            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
 Income (loss) before extraordinary
   items as adjusted................      24,558        (62,748)       (212,483)       (126,797)         42,977        19,925
 Extraordinary items................      13,828          9,399           5,293           2,756              --            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
 Net income (loss).................. $    38,386    $   (53,349)    $  (207,190)    $  (124,041)    $    42,977   $    19,925
                                     ===========    ===========     ===========     ===========     ===========   ===========



















                                            THREE MONTHS ENDED MARCH 31,

                                      ----------------------------------------
                                                               1994
                                                     -------------------------
                                                                       PRO
                                         1993        HISTORICAL       FORMA
                                      -----------    -----------   -----------
FULLY DILUTED EARNINGS PER SHARE
Computation for Statements of
 Operations:
 Income (loss) before extraordinary
   items............................  $     2,134    $    15,175   $     9,984
 Adjustment for interest on debt
   reduction........................        1,677          1,136            --
 Preferred stock dividend
   requirement......................           --             --            --
                                      -----------    -----------   -----------
 Income (loss) applicable to common
   stock before extraordinary
   items............................  $     3,811    $    16,311   $     9,984
 Extraordinary items, tax benefit...           --             --            --
                                      -----------    -----------   -----------
 Net income (loss)..................  $     3,811    $    16,311   $     9,984
                                      ===========    ===========   ===========
 Weighted average number of common
   shares outstanding...............   24,020,266     25,291,260    45,000,000
 Assumed exercise of stock options
   and warrants(a)..................    4,785,027      3,861,469           (d)
                                      -----------    -----------   -----------
 Weighted average number of common
   shares outstanding as adjusted...   28,805,293     29,152,729    45,000,000
                                      ===========    ===========   ===========
Fully diluted income (loss) per
 common share:
 Income (loss) before extraordinary
   items............................  $      0.13    $      0.56   $      0.22
 Extraordinary items................           --             --            --
                                      -----------    -----------   -----------
 Net income (loss)..................  $      0.13(c) $      0.56   $      0.22
                                      ===========    ===========   ===========
Additional Fully Diluted
 Computation:
Additional adjustment to net income
 (loss) as adjusted per fully
 diluted computation above
 Income (loss) before extraordinary
   items as adjusted per fully
   diluted computation above........  $     2,134    $    15,175   $     9,984
 Add -- Interest on 7.75%
   subordinated debentures, net of
   taxes............................           --             --            --
 Add -- Interest on 7.5%
   subordinated debentures, net of
   taxes............................           --             --            --
 Add -- Interest on 11.5%
   subordinated debentures, net of
   taxes............................           --             --            --
 Add interest on debt reduction, net
   of taxes.........................        1,677          1,136            --
                                      -----------    -----------   -----------
 Income (loss) before extraordinary
   items as adjusted................        3,811         16,311         9,984
 Extraordinary items................           --             --            --
                                      -----------    -----------   -----------
 Net income (loss)..................  $     3,811    $    16,311   $     9,984
                                      ===========    ===========   ===========

                      AMERICA WEST AIRLINES, INC., D.I.P.
        COMPUTATION OF NET INCOME (LOSS) PER COMMON SHARE -- (CONTINUED)
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                                                     YEARS ENDED DECEMBER 31,
                                     ----------------------------------------------------------------------------------------
                                                                                                              1993
                                                                                                    -------------------------
                                                                                                                      PRO
                                        1989           1990            1991            1992         HISTORICAL       FORMA
                                     -----------    -----------     -----------     -----------     -----------   -----------
Additional adjustment to weighted
 average number of shares
 outstanding
 Weighted average number of shares
   outstanding as adjusted per fully
   diluted computation above........  20,625,895     18,395,970      21,533,992      23,914,298      28,721,248    45,000,000
 Additional dilutive effect of
   outstanding options and
   warrants.........................          --      5,266,266       6,704,746       7,383,922              --           (d)
 Additional dilutive effect of
   assumed conversion of preferred
   stock:
   Series A 9.75%...................          --             --              --              --              --            --
   Series B 10.5%...................   1,164,596      1,164,596       1,164,596       1,164,596         851,294            --
   Series C 9.75%...................      73,099         73,099          73,099          73,099          73,099            --
 Additional dilutive effect of
   assumed conversion of 7.75%
   subordinated debentures..........   2,767,111      2,735,200       2,483,528       2,278,151       2,263,007            --
 Additional dilutive effect of
   assumed conversion of 7.5%
   subordinated debentures..........   2,582,357      2,551,060       2,347,604       2,291,607       2,272,548            --
 Additional dilutive effect of
   assumed conversion of 11.5%
   subordinated debentures..........   8,995,021      9,866,509       9,081,162       7,486,391       7,328,201            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
 Weighted average number of common
   shares outstanding as adjusted...  36,208,079     40,052,700      43,388,727      44,592,064      41,509,397    45,000,000
                                     ===========    ===========     ===========     ===========     ===========   ===========
Fully diluted income (loss) per
 common share:
 Income (loss) before extraordinary
   items............................ $      0.68    $     (1.57)    $     (4.90)    $     (2.84)    $      1.04   $      0.44
 Extraordinary items................        0.39           0.23            0.12            0.06              --            --
                                     -----------    -----------     -----------     -----------     -----------   -----------
 Net income (loss)(e)............... $      1.07(c) $     (1.34)(c) $     (4.78)(c) $     (2.78)(c) $      1.04   $      0.44
                                     ===========    ===========     ===========     ===========     ===========   ===========












































                                            THREE MONTHS ENDED MARCH 31,

                                      ----------------------------------------
                                                               1994
                                                     -------------------------
                                                                       PRO
                                         1993        HISTORICAL       FORMA
                                      -----------    -----------   -----------
Additional adjustment to weighted
 average number of shares
 outstanding
 Weighted average number of shares
   outstanding as adjusted per fully
   diluted computation above........   28,805,293     29,152,729    45,000,000
 Additional dilutive effect of
   outstanding options and
   warrants.........................           --             --           (d)
 Additional dilutive effect of
   assumed conversion of preferred
   stock:
   Series A 9.75%...................           --             --            --
   Series B 10.5%...................    1,164,596             --            --
   Series C 9.75%...................       73,099         73,099            --
 Additional dilutive effect of
   assumed conversion of 7.75%
   subordinated debentures..........    2,276,302      2,257,558            --
 Additional dilutive effect of
   assumed conversion of 7.5%
   subordinated debentures..........    2,290,367      2,264,932            --
 Additional dilutive effect of
   assumed conversion of 11.5%
   subordinated debentures..........    7,380,896      7,306,865            --
                                      -----------    -----------   -----------
 Weighted average number of common
   shares outstanding as adjusted...   41,990,553     41,055,183    45,000,000
                                      ===========    ===========   ===========
Fully diluted income (loss) per
 common share:
 Income (loss) before extraordinary
   items............................  $      0.09    $      0.40   $      0.22
 Extraordinary items................           --             --            --
                                      -----------    -----------   -----------
 Net income (loss)(e)...............  $      0.09    $      0.40   $      0.22
                                       ===========   ===========   ===========

- ---------------
(a) The stock options and warrants are included only in the periods in which they are dilutive.

(b) The calculation is submitted in accordance with Regulation S-K Item 601(b)(11) although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.

(c) The calculation is submitted in accordance with Regulation S-K Item 601(b)(11) although it is contrary to paragraph 40 of APB Opinion No. 15 because it produces an antidilutive result.

(d) 10,384,615 warrants are available for exercise and as such the EPS calculation should follow the modified treasury stock method. However since the exercise price of the warrants will not be determined until a later date, the EPS computation is presented without the effect of the exercise of the warrants for both primary and fully diluted earnings per share.